Exhibit 99.1

Worksport Reports Q2 2025 Top-Line Revenue, Signals Profitability on Horizon with Expanding Margins and Product Momentum

Company Achieves Breakout Quarter as Turnaround Strategy Gains Traction; Clean-Tech Product Launches Poised to Accelerate Growth

West Seneca, New York, July 10, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today announced unaudited Q2 2025 topline results, delivering a breakout quarter that is expected to position the Company for sustainable profitability and long-term growth.

The Company delivered unaudited revenue of $4.1 million in Q2 2025, marking an 83% increase over Q1 2025 revenue of $2.24 million.The results mark a major validation of the Company’s strategic pivot away from lower-margin private label production, underscoring management’s strategic focus on a strong Made in America brand with a robust supply chain substantially within the USA.

In parallel, gross margins increased 47%, rising from 17.7% in Q1 to 26.0% in Q2. June 2025 recorded the Company’s highest monthly gross margin to date, with Worksport on track to exceed 30% gross margins by year-end, setting the stage for strong operating leverage.

Momentum Building Toward Strong EBITA

“This quarter’s topline and margin performance validates the steps we’ve taken over the last year,” said Steven Rossi, CEO of Worksport. “We’re executing on all cylinders - sales are scaling, margins are improving, and we’re laying the groundwork for sustainable profitability. The real catalyst lies just ahead with the launch of our innovative SOLIS and COR nano-grid system.

Flagship Product Launches to Unlock Additional Revenue Streams

Worksport’s upcoming SOLIS Solar Tonneau Cover and COR Portable Energy System—both in Beta testing in North America—are scheduled for commercial launch in late 2025. Together, these proprietary technologies will form a modular clean-energy nano-grid, targeting high margin multi-billion-dollar markets, ranging from portable power to overlanding, grid-resilient utility, and EV range top-up.

As previously reported, Worksport’s patented SOLIS cover successfully produced more than 500W of solar power, while the COR system demonstrated Level 1 EV charging capabilities, including for Tesla vehicles. Market response to early testing has been strong, with additional updates expected in the Company’s Q3 2025 earnings call.

Full Q2 Report and Earnings Call Coming Mid-August

“As we turn the corner on our strategy for strong EBITA and profitability, we are seeing impressive alignment of the Company’s fundamentals in a way that unlocks shareholder value,” added Rossi. “With strong revenue growth, expanding margins, and disruptive new products launching in 2025, Worksport is emerging as one of the most exciting stories on the small-cap growth radar. The best is yet to come and just around the corner.”

The full Q2 2025 financial statements and earnings call are scheduled for mid-August. The Company also recently announced record production output and further traction in B2C and B2B sales, reinforcing its revenue trajectory. Management has previously projected $20M in full-year revenue, with a clear anticipated path to cash flow positivity.

More information will be made available in the near future regarding the Company’s COR Portable Energy System & SOLIS Solar Tonneau Cover commercial launches, including final release specifications, pricing, and go to market strategy, among other topics.

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

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The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

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